                                                                     Exhibit 4.1

                         INCORPORATED UNDER THE LAWS OF

Number                                                                    Shares
 XXX                                                                       YYY
------                                                                    ------

                             DICON FIBEROPTICS, INC.

                            A California Corporation

This Certifies That John Doe is the registered holder of YYY Shares

Transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed

                         This 18th day of May A.D. 2002


Anthony T. Miller, Secretary                             Ho-Shang Lee, President



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The Shares represented by this certificate have not been registered under the
Securities Act of 1933, as amended, or any state securities laws. Neither this security nor any interest or participation therein may be re-offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of in the absence of such registration or unless such transaction is, to the satisfaction of DiCon Fiberoptics, Inc., exempt from, or not subject to, registration.

Sale, transfer, hypothecation, encumbrance, or disposition of the Shares represented by this certificate is restricted by the provisions of a Buy-Sell Agreement between Shareholder and DiCon Fiberoptics, Inc. All provisions of the Buy-Sell Agreement are incorporated by reference in this certificate. A copy of the Agreement may be inspected at the principal office of DiCon Fiberoptics, Inc.

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                                   CERTIFICATE
                                       FOR

                                ----------------

                                     SHARES


                                       OF


                                    ISSUED TO


                                ----------------
                                      DATED

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For Value Received, ____ hereby sell, assign and transfer
unto______________________________________________________
__________________________________________________________Shares represented by the within Certificate and do hereby irrevocably constitute and appoint_________________________________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

        Dated __________________ _________
              In presence of

-----------------------    ---------------------


NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.